UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 17, 2016

TRONC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Tribune Publishing Company

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 2, 2016, the Board of Directors of tronc, Inc., formerly Tribune Publishing Company (the “Company”), approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to “tronc, Inc.” to be effective concurrently with the Company’s transfer of the listing of its common stock, $0.01 par value per share (“Common Stock”), with attached Preferred Stock Purchase Rights (each, a “Right”), from the New York Stock Exchange to the NASDAQ Global Select Market.  On June 17, 2016 the Company filed the amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and the name change became effective on that date.  A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Board of Directors also approved a restatement of the Company’s Amended and Restated By-Laws to reflect the name change effective June 17, 2016.  No other changes were made to the Amended and Restated By-laws.  A copy of the Amended and Restated By-laws, as restated, is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01                                           Other Events.

The Company’s Common Stock and attached Rights commenced trading on the NASDAQ Global Select Market under the symbol “TRNC” on June 20, 2016.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
3.1

Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form 8-A filed by tronc, Inc. on June 17, 2016 (File No. 001-36230))

3.2	Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form 8-A filed by tronc, Inc. on June 17, 2016 (File No. 001-36230))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONC, INC.

Date: June 20, 2016	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1

Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form 8-A filed by tronc, Inc. on June 17, 2016 (File No. 001-36230))

3.2	Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form 8-A filed by tronc, Inc. on June 17, 2016 (File No. 001-36230))